                     Oppenheimer Aggressive Growth Fund/VA
                         Oppenheimer Balanced Fund/VA
                           Oppenheimer Bond Fund/VA
                   Oppenheimer Capital Appreciation Fund/VA
                    Oppenheimer Global Securities Fund/VA
                       Oppenheimer High Income Fund/VA
                       Oppenheimer Main Street Fund/VA
                  Oppenheimer Main Street Small Cap Fund/VA
                          Oppenheimer Money Fund/VA
                      Oppenheimer Strategic Bond Fund/VA
                          Oppenheimer Value Fund/VA

This supplement amends each Prospectus of the Oppenheimer Variable Account
Funds listed above (each dated April 29, 2004) as described below.

1. The section of each Prospectus titled "At What Price Are Shares Sold? -
Net Asset Value." is amended by replacing the second and third paragraphs with the following:

           The net asset value per share for a class of shares on
           a "regular business day" is determined by dividing the
           value of the Fund's net assets attributable to that
           class by the number of shares of that class outstanding
           on that day.  To determine net asset values, the Fund
           assets are valued primarily on the basis of current
           market quotations.  If market quotations are not
           readily available or do not accurately reflect fair
           value for a security (in the Manager's judgment) or if
           a security's value has been materially affected by
           events occurring after the close of the exchange or
           market on which the security is principally traded,
           that security may be valued by another method that the
           Board of Trustees believes accurately reflects the fair
           value.

           The Board has adopted valuation procedures for the Fund
           and has delegated the day-to-day responsibility for
           fair value determinations to the Manager's Valuation
           Committee.  Fair value determinations by the Manager
           are subject to review, approval and ratification by the
           Board at its next scheduled meeting after the fair
           valuations are determined.  In determining whether
           current market prices are readily available and
           reliable, the Manager monitors the information it
           receives in the ordinary course of its investment
           management responsibilities for significant events that
           it believes in good faith will affect the market prices
           of the securities of issuers held by the Fund.  Those
           may include events affecting specific issuers (for
           example, a halt in trading of the securities of an
           issuer on an exchange during the trading day) or events
           affecting securities markets (for example, a foreign
           securities market closes early because of a natural
           disaster).

           If, after the close of the principal market on which a
           security held by the Fund is traded and before the time
           as of which the Fund's net asset values are calculated
           that day, a significant event occurs that the Manager
           learns of and believes in the exercise of its judgment
           will cause a material change in the value of that
           security from the closing price of the security on the
           principal market on which it is traded, the Manager
           will use its best judgment to determine a fair value
           for that security.

           The Manager believes that foreign securities values may
           be affected by volatility that occurs in U.S. markets
           on a trading day after the close of foreign securities
           markets.  The Manager's fair valuation procedures
           therefore include a procedure whereby foreign
           securities prices may be "fair valued" to take those
           factors into account.

July 6, 2004                                                PS0000.013

                        Oppenheimer Variable Account Funds
                     Supplement dated July 6, 2004 to the
           Statement of Additional Information dated April 29, 2004

This supplement amends the Statement of Additional Information ("SAI") for the Oppenheimer Variable Account Funds as described below.

1. The section of the SAI titled "Brokerage Policies of the Funds - Brokerage
Provisions of the Investment Advisory Agreements." is amended by deleting the second paragraph and adding the following paragraphs:

           Under the investment advisory agreement, in choosing
           brokers to execute portfolio transactions for the Fund,
           the Manager may select brokers (other than affiliates)
           that provide brokerage and/or research services to the
           Fund and/or the other accounts over which the Manager
           or its affiliates have investment discretion.  The
           concessions paid to those brokers may be higher than
           another qualified broker would charge, if the Manager
           makes a good faith determination that the concession is
           fair and reasonable in relation to the services
           provided.

           Subject to those considerations, as a factor in
           selecting brokers for the Fund's portfolio
           transactions, the investment advisory agreement also
           permits the Manager to consider sales of shares of the
           Fund and other investment companies for which the
           Manager or an affiliate serves as investment adviser.
           Notwithstanding that authority, and with the
           concurrence of the Fund's Board, the Manager has
           determined not to consider sales of shares of the Fund
           and other investment companies for which the Manager or
           an affiliate serves as investment adviser as a factor
           in selecting brokers for the Fund's portfolio
           transactions.  However, the Manager may continue to
           effect portfolio transactions through brokers who sell
           shares of the Fund.

2. The section of the SAI titled "Distribution and Service Plans (Service and
Class 4 Shares)" is amended by deleting the sixth paragraph and adding the following paragraphs:

           Under the Plans, the Manager and the Distributor may
           make payments to affiliates.  In their sole discretion,
           they may also from time to time make substantial
           payments from their own resources, which include the
           profits the Manager derives from the advisory fees it
           receives from the Fund, to compensate brokers, dealers,
           financial institutions and other intermediaries for
           providing distribution assistance and/or administrative
           services or that otherwise promote sales of the Fund's
           shares.  These payments, some of which may be referred
           to as "revenue sharing," may relate to the Fund's
           inclusion on a financial intermediary's preferred list
           of funds offered to its clients.

           Financial intermediaries, brokers and dealers may
           receive other payments from the Distributor or the
           Manager from their own resources in connection with the
           promotion and/or sale of shares of the Fund, including
           payments to defray expenses incurred in connection with
           educational seminars and meetings.  The Manager or
           Distributor may share expenses incurred by financial
           intermediaries in conducting training and educational
           meetings about aspects of the Fund for employees of the
           intermediaries or for hosting client seminars or
           meetings at which the Fund is discussed.  In their sole
           discretion, the Manager and/or the Distributor may
           increase or decrease the amount of payments they make
           from their own resources for these purposes.

July 6, 2004                                                PXOVAF.023